UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2024

IMAC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38797	83-0784691
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3401 Mallory Lane, Suite 100 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 266-4622

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BACK	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on May 1, 2024, pursuant to that certain Settlement and Release Agreement, by and between IMAC Holdings, Inc. (NASDAQ: BACK) (the “Company”) and Theralink Technologies, Inc. (OTC: THER) (“Theralink”), the Company acquired the assets of Theralink, other than certain excluded assets, in settlement of the default by Theralink of certain outstanding debt and the Company’s agreement to issue certain shares of preferred stock of the Company to Theralink and/or certain holders of debt of Theralink, as applicable, in the future following the completion of a third party valuation of Theralink’s business.

With the Company already in possession of such assets of Theralink, and a merger with Theralink no longer necessary to acquire such assets, on May 6, 2024, the Company, IMAC Merger Sub, Inc. (“Merger Sub”) and Theralink entered into a Termination Agreement, which immediately terminated the Agreement and Plan of Merger, dated May 26, 2023, by and between the Company, Merger Sub and Theralink (the “Termination Agreement”).

The foregoing description of the Termination Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text thereof, a copy of which is filed herewith as Exhibit 10.1.

On May 7, 2024, the Company issued a press release (the “Press Release”) announcing the Termination Agreement, which Press Release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Termination Agreement dated as of May 6, 2024 between IMAC Holdings, Inc. and Theralink Technologies, Inc.
99.1	Press Release dated May 7, 2024, issued by IMAC Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2024

IMAC HOLDINGS, INC.

By:	/s/ Jeffrey S. Ervin
Name:	Jeffrey S. Ervin
Title:	Chief Executive Officer